EXHIBIT 10.4.7


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This First Amendment to Credit Agreement (this "Agreement") is made as of August 29, 1997 by and between BITSTREAM INC., a Delaware corporation with a place of business at 215 First Street, Cambridge, Massachusetts 02142 (the "Borrower") and BANKBOSTON, N.A., successor by merger with BayBank, N.A., formerly known as BayBank, with an address at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

         WHEREAS, the Bank and the Borrower have entered into a loan arrangement as of July 14, 1995, evidenced by, among other documents (the "Loan Documents"), a certain Credit Agreement dated as of July 14, 1995 by and between the Borrower and the Bank (as may be amended, the "Credit Agreement"). Terms used but not defined herein are used with the meanings ascribed to them in the Credit Agreement.

         WHEREAS, the Borrower has requested, and the Bank has agreed, to amend certain terms of the Loan Documents, as more particularly set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree, effective as of the date hereof, as follows:

                  1. The Credit Agreement shall be amended by deleting the definition of "Borrowing Base" in Section 1.1 on Page 2 and inserting in lieu thereof the following text:

                           ""Borrowing  Base"  shall  mean at any time an amount
                  equal to (as shown on the Bank's records at any time) eighty percent (80%) of all Eligible Accounts."

                  2. The Credit Agreement shall be amended by deleting in its entirety the definition of "Eligible International Account" in Section
         1.1 on Page 4.

                  3. The Credit Agreement shall be amended by deleting the definition of "Maximum Credit Amount" in Section 1.1 on Page 7 and inserting in lieu thereof the following text:

                           ""Maximum  Credit  Amount" shall mean Two Million and
                  00/100 Dollars ($2,000,000.00)."

                  4. The Credit Agreement shall be amended by deleting in its entirety the definition of "Prime Rate" in Section 1.1 on Page 8 and inserting in lieu thereof in Section 1.1 on Page 2 after the definition of "Banking Day" the following text:

                           ""Base  Rate" shall mean the higher of (a) the annual
                  rate of  interest  announced  from time to time by the Bank at


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                  its head office in Boston, Massachusetts as its "Base Rate" or
                  (b) one half of one percent (1/2%) above the overnight federal funds effective rate as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. All references herein to the Prime Rate are deemed to refer to the Base Rate."

                  5. The Credit Agreement shall be amended by deleting the definition of "Revolving Credit Facility Termination Date" in Section
         1.1 on Page 9 and inserting in lieu thereof the following text:

                           ""Revolving  Credit Facility  Termination Date" shall
                  mean the earlier of (a) written demand of the Bank to the Borrower and (b) July 15, 1998."

                  6. The  Credit  Agreement  shall be  amended  by  deleting  in
         Section 2.2 on Page 11 the following text:

                           "The interest rate for any portion of the outstanding
                  principal balance of the Revolving Credit Note shall be computed at a per annum rate equal to the lesser of (a) the Prime Rate plus two percent (2%) and (b) the Prime Rate plus two percent (2%) minus the product of 0.25% and the number of Rate Reduction Events that have occurred; provided, however, that in no event shall the interest rate be less than Prime plus one percent (1%)."

         and substituting in lieu thereof the following text:

                           "The interest rate for any portion of the outstanding
                  principal balance of the Revolving Credit Note shall be computed at a per annum rate equal to the Base Rate."

                  7. The Credit  Agreement shall be amended by deleting  Section
         2.9 on Page 14 and inserting in lieu thereof the following text:

                           "2.9  Revolving  Credit  Facility Fee. In addition to
                  the interest described above, the Borrower shall pay to the Bank a non-refundable facility fee, payable on the date hereof, of $7,500.00, representing 0.375% of the Maximum Credit Amount at the closing of this Agreement."

                  8. The Credit Agreement shall be amended by deleting in its entirety Section 9.1 on Page 30 and inserting in lieu thereof the following text:

                           "9.1  Profitability.  The Borrower shall not incur an
                  operating loss of greater than: (i) $1,000,000.00 for fiscal year 1997, exclusive of acquisition and non-recurring charges incurred during the second quarter of 1997, and (ii) $500,000.00 for the first two quarters of fiscal 1998."


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                  9. The Credit  Agreement  shall be amended by  deleting in its entirety Section 9.2 on Page 30-31 and inserting in lieu thereof the following text:

                           "9.2  Ratio  of Total  Liabilities  to  Tangible  Net
                  Worth. The Borrower shall not permit the ratio of its Total Liabilities to Tangible Net Worth as at the end of each month to exceed the ratio of 0.75:1."

                  10. The Credit Agreement shall be amended by deleting in its entirety Section 9.3 on Page 31 and inserting in lieu thereof the following text:

                           "9.3 Quick Ratio.  The Borrower shall maintain at the
                  end of each quarter a Quick Ratio of no less than 2.00:1."

                  11. The Credit Agreement shall be amended by deleting in its entirety Section 9.6 on Page 31.

                  12. The Credit Agreement shall be amended by deleting in its entirety Section 10.8 on Page 34 and inserting in lieu thereof the following text:

                           "10.8  Maintenance  of Accounts.  The Borrower  shall
                  maintain the Bank as its depository for its principal depository account, which account shall contain a minimum balance at all times of $4,000,000.00."

                  13. The Credit Agreement shall be amended by deleting the notice provision in Section 15.2 on Page 42 as it pertains to the addresses of the parties and inserting in lieu thereof the following text:

                  "If to the Borrower:         Bitstream Inc.
                                                          215 First Street
                                               Cambridge, Massachusetts 02142
                                               Attn: Wendy Darland
                                                     Vice President, Finance and
                                                     Administration

                  With a copy to:              Anna M. Chagnon, General Counsel
                                               Bitstream Inc.
                                               215 First Street
                                               Cambridge, Massachusetts 02142

                  If to the Bank:              BankBoston, N.A.
                                               100 Federal Street, 8th Floor
                                               Boston, Massachusetts 02110
                                               Attn: Stephen C. Buzzell
                                                     Vice President

                  With a copy to:              Riemer & Braunstein
                                               Three Center Plaza


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                                               Boston, Massachusetts 02108
                                               Attn: David A. Ephraim, Esquire"

                  14. The Security Agreement dated as of July 14, 1995 by and between the Borrower and the Bank, as may have been amended, is hereby terminated, and the Bank hereby releases the security interest secured thereunder.

                  15. The Patent and License Security Agreement dated as of July 14, 1995 by and between the Borrower and the Bank, as may have been amended, is hereby terminated, and the Bank hereby releases the security interest secured thereunder.

                  16. The Trademark and License Security Agreement dated as of July 14, 1995 by and between the Borrower and the Bank, as may have been amended, is hereby terminated, and the Bank hereby releases the security interest secured thereunder.

                  17. The Bank hereby releases any and all other security interests created pursuant to the Loan Documents, including, without limitation, any filings made by the Borrower in favor of the Bank with the U.S. Copyright Office.

                  18. Conditions. The effectiveness of this Agreement shall be subject to the compliance by the Borrower with its representations, warranties, covenants and agreements contained herein and in the Loan Documents after giving effect to the amendments thereto contemplated hereby, and to the prior satisfaction of the following further conditions:

                           18.1 Corporate Due Diligence. The Borrower shall deliver to the Bank evidence that all necessary corporate actions in connection with the making of this Agreement and the transactions contemplated hereby and thereby have been taken by the Borrower.

                           18.2 Bank's Expenses. The Borrower shall pay all of the Bank's reasonable out-of-pocket expenses, including the attorneys' fees and disbursements of the Bank's counsel, Riemer & Braunstein, in connection with this Agreement, the transactions contemplated hereby and the matters referred to herein and the Loan Documents.

                           18.3 General. All instruments and legal and corporate proceedings in connection with this Agreement and the transactions contemplated hereby shall be satisfactory in form and substance to the Bank and its counsel, and the Bank and its counsel shall have received copies of all documents, including records of corporate authority, which the Bank and its counsel may have requested in connection therewith.

                  19.  Representations  and  Warranties.   The  Borrower  hereby
         represent and warrants that:


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                           19.1  Authority.  The  Borrower  has taken all action
         necessary  to  enter  into  this   Agreement  and  all  agreements  and
         instruments executed by the Borrower in connection herewith.

                           19.2 Incorporation of Representations and Warranties. The representations and warranties set forth in each of the Loan Documents, after giving effect to the within amendments, are true and correct on and as of the date hereof.

                           19.3 No Default, Etc. No breach of any of the Loan Documents exists on the date hereof.

                  20. Covenants and Agreements. The Borrower hereby reaffirms each of the covenants and agreements of the Borrower set forth in each of the Loan Documents. As hereby amended, the Loan Documents are hereby ratified and confirmed in all respects.

                  21. Miscellaneous. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

         This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         Executed as a sealed instrument as of the day and year first written above.

WITNESS:                                       BITSTREAM INC.

/s/ Anna M. Chagnon                            By: /s/ John Collins
-------------------                               -----------------
                                               Name: John Collins
                                                    -------------
                                               Title: V.P. Engineering
                                                     -----------------

WITNESS:                                       BANKBOSTON, N.A.

/s/ Cecelia C. Duggan                          By: /s/ Stephen C. Buzzell
---------------------                             -----------------------
                                               Name: Stephen C. Buzzell
                                                    -------------------
                                               Title: Vice President
                                                     ---------------



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